Exhibit 1(a)



                         Central Power and Light Company

                         Junior Subordinated Debentures

-------------------------------------------------------------------------------



                             Underwriting Agreement



                                                                      , 1997
Goldman, Sachs & Co.,
[Names of Co-Representatives,]
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004


Ladies and Gentlemen:
     From time to time Central Power and Light Company, a Texas corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of the Company's Junior Subordinated Deferrable Interest Debentures (the "Securities"), to be issued pursuant to an Indenture (the "Indenture") between the Company and The Bank of New York, as trustee, as heretofore supplemented and amended, including by the supplemental indenture relating to the Designated Securities (as hereinafter defined). The Securities specified in Schedule II to such Pricing Agreement are referred to as the "Designated Securities" with respect to such Pricing Agreement.
     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture.
     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.
  2. The Company represents and warrants to, and agrees with, each of the Underwriters that:
             (a) A registration statement on Form S-3 (File No. 333- ) (the "Initial Registration Statement") in respect of the Securities, including a prospectus relating to the Securities, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which becomes effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424 of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, and post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened, to the knowledge of the Company, by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective (but excluding Form T-1) or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13
         (a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424
         (b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing).
             (b) The documents incorporated by reference in the Prospectus, as amended or supplemented when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.
             (c) The Registration Statement, as of its effective date, and the Prospectus, at the time it is filed with the Commission, conform and will conform, as the case may be, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects with the applicable requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder; neither the Registration Statement, nor any amendment thereto, as of the applicable effective date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto at the time it is filed with the Commission, does not include and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that this representation and warranty shall not apply to the part of the Registration Statement that constitutes the statement of eligibility on Form T-1 under the Trust Indenture Act of the Property Trustee, the Delaware Trustee and the Guarantor Trustee (as defined in the Registration Statement) and any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.
             (d) Since the respective dates as of which information is given in the Registration Statement and in the Prospectus as amended or supplemented, there has been no (i) material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or
         (ii) adverse development concerning the business or assets of the Company and its subsidiaries, taken as a whole, which would result in a material adverse change in the prospective financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except such changes as are set forth or contemplated in such Registration Statement or the Prospectus as amended or supplemented (including the financial statements and notes thereto included or incorporated by reference therein).
             (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification except where the failure to so qualify would not have a material adverse effect on the financial condition of the Company and its subsidiaries, taken as a whole.
             (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.
             (g) The Company has no significant subsidiaries, as "significant subsidiary" is defined in Rule 405 of Regulation C of the rules and regulations promulgated by the Commission under the Act.
             (h) This Agreement has been duly authorized, executed and delivered by the Company.
             (i) The Securities have been duly and validly authorized by the Company, and, when executed, authenticated and delivered in accordance with the Indenture and pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly and validly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery (as defined in Section 4 hereof) for such Designated Securities, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities conform in all material respects to the description thereof contained in the Registration Statement and the Designated Securities will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented.
             (j) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject, which are required to be described in the Prospectus, as amended or supplemented; and there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus as amended or supplemented or to be filed as exhibits to the Registration Statement that are not described or filed as required.
             (k) The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.
             (l) The Commission has entered an order (the "Order") under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), permitting to become effective the Form U-1 Application-Declaration filed by the Company authorizing, among other things, the issuance and sale of the Securities by the Company. A copy of such order heretofore entered by the Commission has been or will be delivered to Goldman, Sachs & Co. on behalf of the Representatives.
             (m) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body, other than the Order, which has been duly obtained and is in full force and effect, is required, for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act, the Exchange Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be subsequently obtained in the ordinary course of business, or as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.
             (n) The Company is not in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound.
             (o) The Company is not, and after giving effect to the offering and sale of the Securities, will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").
             (p) There are no contracts, agreements or understandings between the Company and any person that grant such person the right to require the Company to file a registration statement under the Act with respect to any capital stock of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.
             (q) Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.
     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.
     4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor in immediately available funds by wire transfer to an account designated in writing by the Company as specified in such Pricing Agreement, all in the manner and at the place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery".
     5. The Company agrees with each of the Underwriters of any Designated Securities:
             (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities, or, if applicable, such time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be disapproved in writing by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;
             (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to qualify as a dealer in Securities or to file any general consents to service of process in any jurisdiction;
             (c) To use its best efforts to furnish, prior to 12:00 noon, New York City time, on the New York Business Day next succeeding the date of the applicable Pricing Agreement and from time to time during the period when a prospectus is required to be delivered under the Act by any Underwriter or dealer, the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and if, in the opinion of counsel for the Company, the delivery of a prospectus is required, at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would in the opinion of counsel for the Company, include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply in the opinion of counsel for the Company, with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus, if any, which will correct such statement or omission or effect such compliance;
             (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);
             (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the date, after the Time of Delivery, on which the distribution of the Securities ceases, as determined by the Representatives on behalf of the Underwriters and (ii) 30 days after the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any debt securities of the Company which mature more than one year after such Time of Delivery, that are substantially similar to the Designated Securities, without the prior consent of the Representatives; and
             (f) If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m. Washington, D.C. time, on the date of the applicable Pricing Agreement, and at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.
     6. The Company covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers, excluding the fees and disbursements of counsel for the Underwriters, except as set forth in clause (iii) below and Section 11 hereof; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Indenture, any Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys, not exceeding however $6,000 in the aggregate; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of qualifying the Securities with The Depository Trust Company; (vi) the cost of preparing the Securities; (vii) all reasonable fees and expenses of any trustee and its counsel; and (viii) the cost of preparing certificates for the Securities. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.
     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:
             (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. Washington, D.C. time, on the date of the applicable Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, threatened by the Commission;
             (b) Sidley & Austin, counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company; insofar as the federal laws of the United States or the General Corporation Law of the State of Delaware is concerned, the validity of the Securities; the Registration Statement and the Prospectus; and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
             (c) Vinson & Elkins L.L.P., special Texas counsel for the Company, shall have furnished to the Representatives their written opinion ( a draft of such opinion is attached as Annex II(b) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;
             (d) Milbank, Tweed, Hadley & McCloy, counsel for the Company shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;

               (e) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at each Time of Delivery for such Designated Securities, Arthur Andersen LLP shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex III hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (a draft of the form of letter to be delivered at a time prior to the execution of the Pricing Agreement, on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery may be attached as Annex III hereto);
                      Subsequent to the respective dates as of which information is given in each of the Registration Statement and the Prospectus, there shall not have been any change or decrease specified in the letters required by subsection (e) of this Section 7 which is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Designated Securities as contemplated by the Registration Statement and the Prospectus;
             (f) The Indenture shall have been executed and delivered, in a form reasonably satisfactory to the Representatives;
             (g) Since the respective dates as of which information is given in each of the Registration Statement and in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall have been no (i) material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or
          (ii) any adverse development concerning the business or assets of the Company and its subsidiaries, taken as a whole, which would result in a material adverse change in the prospective financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except such changes as are set forth or contemplated in such Registration Statement or the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities (including the financial statements and notes thereto included or incorporated by reference in the Registration Statement);
             (h) On or after the date of the Pricing Agreement relating to the Designated Securities no downgrading shall have occurred in the rating accorded the Securities or the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act;
             (i) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities; and
             (j) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for Designated Securities certificates of officers of the Company satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

     8. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each such Underwriter or such controlling person for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by it or them in connection with defending against any such losses, claims, damages or liabilities, arising out of or based upon any untrue statement or alleged untrue statement of a material fact
contained  in  the  Registration   Statement  or  any  amendment  thereof,   any
preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to any such losses, claims, damages or liabilities arising out of or based upon (i) any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by any of the Underwriters for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof or (ii) the failure of any Underwriter to deliver (either directly or through the Representatives) a copy of the Prospectus (excluding the documents incorporated therein by reference), or of the Prospectus as amended or supplemented after it shall have
been  amended  or   supplemented   by  the  Company   (excluding  the  documents
incorporated therein by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter and to whom any Designated Securities shall have been sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.
                (b) Each of the Underwriters, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement, each of its directors, each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each other Underwriter and each person, if any, who so controls such other Underwriter, from and against any and all losses, claims, damages or liabilities, joint or several, to which any one or more of them may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each of them for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with defending against any such losses, claims, damages or liabilities of the character above specified arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment to the Registration Statement or amendment or supplement to the Prospectus or upon any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof or (ii) the failure of such Underwriter, due to the negligence of such Underwriter, to deliver (either directly or through the Representatives) a copy of the Prospectus (excluding the documents incorporated therein by reference), or of the Prospectus as amended or supplemented after it shall have been amended or supplemented by the Company (excluding the documents incorporated therein by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter and to whom any Designated Securities shall have sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.
                (c) Promptly after receipt by a party indemnified under this
Section 8 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against a party granting an indemnity under this Section 8 (the "indemnifying party"), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof (thereby conceding that the action in question is subject to indemnification by the indemnifying party), with counsel reasonably satisfactory to such indemnified party, and shall pay the fees and disbursements of such counsel related to such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and representation of both parties would be inappropriate due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by the Representatives in the case of subsection (a), representing the indemnified parties under subsection (a) who are parties to such action and that all such fees and expenses shall be reimbursed as they are incurred) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that such liability shall be only in respect of the counsel referred to in clause (i) or (ii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
                (d) If the indemnification provided for in this Section 8 shall be unenforceable under applicable law by an indemnified party, the Company agrees to contribute to such indemnified party with respect to any and all losses, claims, damages and liabilities for which such indemnification provided for in this Section 8 shall be unenforceable, in such proportion as shall be appropriate to reflect the relative fault of the Company on the one hand and the indemnified party on the other hand in connection with the statements or omissions which have resulted in such losses, claims, damages and liabilities, as well as any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company is not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of the Underwriters agree that it would not be just and equitable if contribution pursuant to this subparagraph were to be determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.
                (e) The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
                (f) The indemnity and contribution agreements contained in this
Section 8 and the representations and warranties of the Company in the Underwriting Agreement shall remain operative and in full force regardless of
(i) any termination of the Underwriting Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, their directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Designated Securities.
     9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within twenty-four hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of twenty-four hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which may be required in the opinion of counsel for the Guarantor. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.
     (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.
     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if any Pricing Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of the Pricing Agreement (excluding those conditions set forth in Section 7(i) hereof), or if for any reason the Company shall be unable to perform its obligations under the Pricing Agreement, the Company will reimburse the Underwriters or such Underwriters who have so terminated the Pricing Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of Underwriters' counsel) reasonably incurred by such Underwriters in connection with the Pricing Agreement or the offering contemplated thereunder. The Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits.
     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.
     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
     14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.
     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us ____ counterparts hereof.
                                Very truly yours,
                                Central Power and Light Company

                                By: ...........................................
                                    -----------------------------
                                    Name:
                                    Title:
Accepted as of the date hereof:

Goldman, Sachs & Co.
[Names of Co-Representatives]

By: _______________________________
     (Goldman, Sachs & Co.)
     On behalf of each of the Underwriters

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                            ANNEX 1



                                                                     ANNEX I
                                Pricing Agreement


Goldman, Sachs & Co.,
[Names of Co-Representative(s)],
   As Representatives of the several
     Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

                                                         ...........   , 1997

Ladies and Gentlemen:
    Central Power and Light Company, a Texas corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated __________, 1997 (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co. [and (names of Co-Representatives named therein)] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.
     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us______ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                Very truly yours,

                                Central Power and Light Company

                                By: ...........................................
                                   -------------------------
                                   Name:
                                   Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
[Name(s) of Co-Representative(s)]

By: _____________________________
      (Goldman, Sachs & Co.)
      On behalf of each of the Underwriters

                                   SCHEDULE I
                                    Principal
                                    Amount of
                                                               Designated
                                                               Securities
                                                                 to be
                                          Underwriter           Purchased
Goldman, Sachs & Co.                                          $
[Name(s) of Co-Representative(s)]
[Names of other Underwriters]
Total                                                         $

                                                     SCHEDULE II

Title of Designated Securities:
  [  %] Junior Subordinated Deferrable Interest
  Debentures due                          ,
Aggregate principal amount:
  [$]
Price to Public:
     % of  the  principal  amount  of  the  Designated  Securities,  plus
     accrued  interest[,  if  any,]  from      to         [and accrued
     amortization[, if any,] from                 to           ]

Purchase Price by Underwriters:
    % of the principal amount of the Designated Securities, plus accrued
    interest from         to      [and accrued amortization[,if any,] from
    to           ]

Form of Designated Securities:
       [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]
       [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian for trading in the Same Day Funds Settlement System of DTC, and to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified Funds for Payment of Purchase Price:
       [Federal (same day) Funds [by wire transfer]]
       [Describe any blackout provisions with respect to the Designated Securities]

Time of Delivery:
         a.m. (New York City time),                      , 19
Indenture:
       Indenture dated                    , 19         , between the Company and
                  , as Trustee
Maturity:
Interest Rate:
       [   %] [Zero Coupon] [See Floating Rate Provisions]
Interest Payment Dates:
       [months and dates, commencing ....................., 19..]
Extension of Interest Payment Period:
       [No provisions for extension]
       [The Company has the right, [at any time] during the term of the Designated Securities, to extend any interest payment period of such Designated Securities [at any time and from time to time] for a period not to exceed [ ] and not to extend beyond the Maturity Date]

       Redemption Provisions:
       [No provisions for redemption]
       [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$ ] or an integral multiple thereof, [on or after , at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before , %, and if] redeemed during the 12-month period beginning ,


                                                             Redemption
                             Year                               Price


       and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

       [on any interest payment date falling on or after , , at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

       [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law] [Restriction on refunding]

Sinking Fund Provisions:



       [No sinking fund provisions]





       [The Designated Securities are entitled to the benefit of a sinking fund to retire [$ ] principal amount of Designated Securities on in each of the years through at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$ ] principal amount of Designated Securities in the years through at 100% of their principal amount plus accrued interest.]

             [If Designated Securities are extendable debt securities, insert-- Extendable provisions:
       Designated Securities are repayable on , [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be %, and thereafter the annual interest rate will be adjusted on , and to a rate not less than
          % of the effective annual interest rate on U.S. Treasury obligations
       with         -year maturities as of the [insert date 15 days prior to
       maturity date] prior to such [insert maturity date].]

           [If Designated Securities are floating rate debt securities, insert-- Floating rate provisions:
       Initial annual interest rate will be % through [and thereafter will be adjusted [monthly] [on each , , and ] [to an annual rate of % above the average rate for -year [month] [securities][certificates of deposit] issued by and [insert names of banks].] [and the annual interest rate
             [thereafter] [from through ] will be the interest yield equivalent of the weekly average per annum market discount rate for -month Treasury bills plus % of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for -month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for -month Treasury bills); [from and thereafter the rate will be the then current interest yield equivalent plus % of Interest Differential].]
Defeasance provisions:
Closing location for delivery of Designated Securities:
         Milbank, Tweed, Hadley & McCloy
         1 Chase Manhattan Plaza
         New York, New York 10005
Additional Closing Conditions:
     Paragraph 7(g) of the Underwriting Agreement should be modified in the event that the Securities are denominated in or indexed to, a currency other than the U.S. dollar, more than one currency or in a composite currency. The country or countries issuing such currency should be added to the banking moratorium and hostilities clauses and the following additional clause should be added to the paragraph (the entire paragraph should be restated, as amended):
          "; ( ) the imposition of the proposal of exchange controls by any governmental authority in [insert the country or countries issuing such currency, currencies or composite currency]".
Names and addresses of Representatives:
     Designated Representatives:
     Address for Notices, etc.:

[Other Terms]* :

--------------
* A description of particular tax, accounting or other unusual features (such as the addition of event risk provisions of the Designated Securities should be set forth, or referenced to an attached and accompanying description, if necessary, to ensure agreement as to the terms of the Designated Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                    ANNEX III

                      Form of letter of Arthur Andersen LLP
                    to be delivered pursuant to Section 7(d)

     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:
             (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;
             (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder, and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");
             (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

    (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi)  On  the  basis  of  limited  procedures,   not  constituting  an
examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:
                    (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;
                    (B) any other unaudited income statement data and balance
                sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;
                    (C) the unaudited financial statements which were not
                included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
                (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;
                    (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;
                    (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and
                    (F) for the period from the date of the latest financial
                statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenue or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period in the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement and to the Prospectus as amended or supplemented (including all documents incorporated by reference therein) for the purposes of the letter delivered either (i) on the effective date of any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement filed subsequent to the date of the Underwriting Agreement or (ii) at the Time of Delivery, as the case may be.

                                                                Exhibit 1(b)

                                  CPL Capital I
          Cumulative Quarterly Income Preferred Securities ("QUIPS"SM)*
               (liquidation preference $25 per preferred security)
                                  guaranteed by
                         Central Power and Light Company



                             Underwriting Agreement

                                                                    , 1997

Goldman, Sachs & Co.,
[Names of Co-Representatives]
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

          From time to time, CPL Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust") and Central Power and Light Company, a Texas corporation, as depositor of the Trust and as guarantor (the "Guarantor"), each proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of the Trust's Cumulative Quarterly Income Preferred Securities (liquidation preference $25 per preferred security) (the "Securities") representing undivided beneficial interests in the assets of the Trust, guaranteed by the Guarantor as to the payment of distributions, and as to payments on liquidation or redemption, as set forth in a guarantee agreement (the "Guarantee") between the Guarantor and The Bank of New York, as trustee (the "Guarantee Trustee"). The Securities represented by such Pricing Agreement are referred to as the "Designated Securities" with respect to such Pricing Agreement. The proceeds of the sale of the Securities and certain of the Trust's Common Securities (liquidation preference $25 per common security) (the "Common Securities") by the Trust are to be invested in Junior Subordinated Deferrable Interest Debentures (the "Subordinated Debentures") of the Guarantor, to be issued pursuant to an Indenture (the "Indenture") between the Guarantor and The Bank of New York, as trustee (the "Debenture Trustee"), as heretofore supplemented and amended, including by the supplemental indenture relating to the Subordinated Debentures in which the proceeds of the sale of the Designated Securities are to be invested.

          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto.

               1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Trust to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Trust to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of Designated Securities, the initial public offering price of such Securities or the manner of determining such price, the terms of the Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Securities, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

               2. Each of the Guarantor and the Trust, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

               (a) A  registration  statement  on Form S-3 (File No. 333- ) (the
          "Initial Registration Statement") in respect of the Securities, the Guarantee and the Subordinated Debentures (collectively, the "Registered Securities"), including a prospectus relating to the Registered Securities, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which becomes effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424 of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, and post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened, to the knowledge of the Guarantor or the Trust, by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective (but excluding Form T-1) or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Registered Securities in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
          Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

               (b) The documents incorporated by reference in the Prospectus as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

               (c) The Registration Statement, as of its effective date, and the Prospectus, at the time it is filed with the Commission, conform and will conform, as the case may be, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects with the applicable requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder; neither the Registration Statement, nor any amendment thereto, as of the applicable effective date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto at the time it is filed with the Commission, does not include and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that this representation and warranty shall not apply to the part of the Registration Statement that constitutes the statement of eligibility on Form T-1 under the Trust Indenture Act of the Property Trustee, the Delaware Trustee and the Guarantor Trustee and any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

               (d) Since the respective dates as of which information is given in the Registration Statement and in the Prospectus as amended or supplemented, there has been no (i) material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Guarantor and its subsidiaries, taken as a whole, or
          (ii) adverse development concerning the business or assets of the Guarantor and its subsidiaries, taken as a whole, which would result in a material adverse change in the prospective financial condition or results of operations of the Guarantor and its subsidiaries, taken as a whole, except such changes as are set forth or contemplated in such Registration Statement or the Prospectus as amended or supplemented (including the financial statements and notes thereto included or incorporated by reference therein).

               (e) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and the Trust has conducted and will conduct no business in the future that would be inconsistent with the description of the Trust set forth in the Prospectus as amended or supplemented; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement (the "Trust Agreement") between the Guarantor and the trustees named therein (the "Trustees"), the Trust Certificate (as hereinafter defined) and the agreements and instruments contemplated by the Trust Agreement; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; based on current law, the Trust is not classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

               (f) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification except where the failure to so qualify would not have a material adverse effect on the financial condition of the Guarantor and its subsidiaries, taken as a whole.

               (g) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable.

               (h)  The   Guarantor   has  no   significant   subsidiaries,   as
          "significant subsidiary" is defined in Rule 405 of Regulation C of the rules and regulations promulgated by the Commission under the Act.

                    (i) This Agreement has been duly authorized, executed and delivered by each of the Guarantor and the Trust.

               (j) The Securities have been duly and validly authorized by the Trust in accordance with the Trust Agreement, and, when issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and be entitled to the benefits of the Trust Agreement; the Securities conform in all material respects to the description thereof contained in the Registration Statement and the Designated Securities will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented; the issuance of the Securities is not subject to preemptive or other similar rights; and the terms of the Securities are valid and binding on the Trust; the Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

               (k) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending or, to the knowledge of the Guarantor, threatened to which the Guarantor or any of its subsidiaries is a party or to which any of the properties of the Guarantor or any of its subsidiaries is subject, which are required to be described in the Prospectus, as amended or supplemented; and there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus as amended or supplemented or to be filed as exhibits to the Registration Statement that are not described or filed as required.

               (l) The Guarantor (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole.

               (m) The Common  Securities have been duly and validly  authorized by the Trust in accordance with the Trust Agreement and upon issuance and delivery by the Trust to the Guarantor against payment therefor as described in the Prospectus, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and be entitled to the benefits of the Trust Agreement; the Common Securities conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Time of Delivery (as defined in Section 4 hereof), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (n) The Guarantee Agreement has been duly and validly authorized by the Guarantor and when executed and delivered by the Guarantor and by the Guarantee Trustee will have been duly executed and delivered and will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Guarantee has been qualified under the Trust Indenture Act.

               (o) The Subordinated Debentures have been duly and validly authorized by the Guarantor and when executed, authenticated and delivered in accordance with the Indenture will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and the Subordinated Debentures are entitled to the benefits of the Indenture.

               (p) The Trust Agreement has been duly and validly authorized by the Guarantor and when executed and delivered by the Guarantor and by the Administrative Trustees will have been duly executed and delivered and will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Trust Agreement has been qualified under the Trust Indenture Act.

               (q) The Indenture has been duly and validly authorized by the Guarantor and when executed and delivered by the Guarantor and the Debenture Trustee will have been duly executed and delivered and will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Indenture has been qualified under the Trust Indenture Act.

               (r) The Expense Agreement between the Guarantor and the Trust (the "Expense Agreement") has been duly and validly authorized by the Guarantor and when executed and delivered by the Guarantor and the Trust, will have been duly executed and delivered and will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

               (s) The Commission has entered an order (the "Order") under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), permitting to become effective the Form U-1 Application-Declaration filed by the Guarantor authorizing the creation of the Trust, the issue and sale of the Securities by the
          Trust,  the  issuance  and  delivery of the Common  Securities  by the
          Trust, the issuance and sale of the Subordinated Debentures by the Guarantor and the execution, delivery and performance of the Guarantee. A copy of such order heretofore entered by the Commission has been or will be delivered to Goldman, Sachs & Co. on behalf of the Representatives.

               (t) The issue and sale of the Securities and the Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement and any Pricing Agreement, the execution, delivery and performance by the Trust of the Expense Agreement, the purchase of the Subordinated Debentures by the Trust, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture or other material agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Certificate of Trust of the Trust or the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, license, certificate, permit, registration or qualification of or with any such court or governmental agency or body, other than the Order, which has been duly obtained and is in full force and effect, is required, for the issue and sale of the Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement or any Pricing Agreement, except such as have been, or will have been prior to the Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Exchange Act, of the Registered Securities and the Securities, respectively, the qualification of the Trust Agreement, the Indenture and the Guarantee under the Trust Indenture Act, and such consents, approvals, authorizations, orders, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be subsequently obtained in the ordinary course of business, or as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities and the distribution of the Securities by the Underwriters.

               (u) The issuance by the Guarantor of the Guarantee, the compliance by the Guarantor with all of the provisions of this Agreement and any Pricing Agreement, the execution, delivery and performance by the Guarantor of the Guarantee Agreement, the Subordinated Debentures, the Trust Agreement, the Indenture and the Expense Agreement, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture or other material agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or by-laws of the Guarantor or the charter or by-laws of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, license, certificate, permit, registration or qualification of or with any such court or other governmental agency or body, other than the Order, which has been duly obtained and is in full force and effect, is required for the issue of the Guarantee or the consummation by the Guarantor of the other transactions contemplated by this Agreement or any Pricing Agreement, except the registration under the Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the Trust Indenture Act and such consents, approvals, authorizations, orders, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be subsequently obtained in the ordinary course of business, or as may be required under state securities or Blue Sky laws and in connection with the purchase of the Securities and distribution of the Securities by the Underwriters.

               (v) Neither the Trust nor the Guarantor is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound.

               (w) Neither the Trust nor the Guarantor is, and after giving effect to the offering and sale of the Securities, neither the Trust nor the Guarantor will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

               (x) There are no contracts, agreements or understandings between the Trust or the Guarantor and any person that grant such person the right to require the Trust or the Guarantor to file a registration statement under the Act with respect to any undivided beneficial interests in the assets of the Trust or any capital stock of the Guarantor owned or to be owned by such person or to require the Trust or the Guarantor to include such securities in the securities registered pursuant to the Registration Statement.

               (y) Arthur Andersen LLP, who have certified certain financial statements of the Guarantor and the Guarantor's subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

               3. Upon the execution of the Pricing Agreement applicable to any Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

               4. Certificates for the Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Trust, shall be delivered by or on behalf of the Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor in immediately available funds by wire transfer to an account designated in writing by the Trust as specified in such Pricing Agreement, all in the manner and at the place and time and date as the Representatives and the Trust may agree upon in writing, such time and date being herein called the "Time of Delivery".

               5. Each of the Trust and the Guarantor, jointly and severally, agrees with each of the Underwriters of any Designated Securities:

               (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities, or, if applicable, such time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be disapproved in writing by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust or the Guarantor with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

               (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Trust nor the Guarantor shall be required to qualify as a foreign corporation or trust or to qualify as a dealer in Securities or to file any general consents to service of process in any jurisdiction;

               (c) To use its best efforts to furnish, prior to 12:00 noon, New York City time, on the New York Business Day next succeeding the date of the applicable Pricing Agreement and from time to time during the period when a prospectus is required to be delivered under the Act by any Underwriter or dealer, the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and if, in the reasonable opinion of counsel to the Guarantor, the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would in the reasonable opinion of counsel for the Guarantor include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply in the reasonable opinion of counsel for the Guarantor with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus, if any, which will correct such statement or omission or effect such compliance;

               (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158);

               (e)  During  the period  beginning  from the date of the  Pricing
          Agreement for such Designated Securities and continuing to and including the earlier of (i) the date, after the Time of Delivery, on which the distribution of the Securities ceases, as determined by the Representatives on behalf of the Underwriters, and (ii) 30 days after the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Trust, any other beneficial interests of the Trust, or any preferred securities or any other securities of the Trust or the Guarantor, as the case may be, that are substantially similar to the Designated Securities, including the Guarantee, and including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the Trust or the Guarantor, without the prior consent of the Representatives;

               (f) To issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein;

               (g) To use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange; and

               (h) If the Trust and the Guarantor elect to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m. Washington, D.C. time, on the date of the applicable Pricing Agreement, and at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

               6. The Guarantor covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Trust's and the Guarantor's counsel and accountants in connection with the registration of the Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers, excluding the fees and disbursements of counsel for the Underwriters, except as set forth in clause (iii) below and Section 11 hereof; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Indenture, the Guarantee, any Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Registered Securities; (iii) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys, not exceeding however $6,000 in the aggregate; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost and charges of the transfer agent or registrar; (vi) the cost of qualifying the Securities with The Depository Trust Company; (vii) all reasonable fees and expenses of the Trustees, the Debenture Trustee, the Guarantee Trustee and their counsel; (viii) all fees and expenses in connection with the listing of the Securities on the New York Stock Exchange and the cost of registering the Securities under Section 12 of the Exchange Act; and (ix) the cost of preparing certificates for the Securities and the Subordinated Debentures. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

               7.  The  obligations  of  the   Underwriters  of  any  Designated
Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Trust and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Trust and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Trust and the Guarantor have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. Washington, D.C. time, on the date of the applicable Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Guarantor or the Representatives, threatened by the Commission;
               (b) Sidley & Austin, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated each Time of Delivery for such Designated Securities, with respect to: the incorporation of the Guarantor; insofar as the federal laws of the United States or the General Corporation Law of the State of Delaware is concerned, the validity of the Registered Securities and the Subordinated Debentures; the Registration Statement and the
          Prospectus; and other related matters as the Representatives may reasonably request; and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

               (c) Richards, Layton & Finger, P.A., special Delaware counsel for the Guarantor and the Trust, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;

               (d) Milbank, Tweed, Hadley & McCloy, counsel for the Trust and the Guarantor, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;


               (e) Vinson & Elkins L.L.P., special Texas counsel for the Guarantor and the Trust, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;

               (f) Christy & Viener, special tax counsel for the Guarantor and the Trust, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(e) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;

               (g) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at each Time of Delivery for such Designated Securities, Arthur Andersen LLP shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex III hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives; (a draft of the form of letter to be delivered at a time prior to the execution of the Pricing Agreement, on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery may be attached as Annex III hereto);

               Subsequent to the respective dates as of which information is given in each of the Registration Statement and the Prospectus, there shall not have been any change or decrease specified in the letters required by subsection (g) of this Section 7 which is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Designated Securities as contemplated by the Registration Statement and the Prospectus;

               (h) The Trust Agreement, the Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to the Representatives;

               (i) Since the respective dates as of which information is given in each of the Registration Statement and in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall have been no (i) material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Guarantor and its subsidiaries, taken as a whole, or
          (ii) any adverse development concerning the business or assets of the Guarantor and its subsidiaries, taken as a whole, which would result in a material adverse change in the prospective financial condition or results of operations of the Guarantor and its subsidiaries, taken as a whole, except such changes as are set forth or contemplated in such Registration Statement or the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities (including the financial statements and notes thereto included or incorporated by reference in the Registration Statement);

                    (i) On or after the date of the Pricing Agreement relating to the Designated Securities no downgrading shall have occurred in the rating accorded the Securities or the Guarantor's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act;

               (j) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Guarantor's or the Trust's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

               (k) The Securities at each Time of Delivery shall have been approved for listing, subject to notice of issuance, on the New York Stock Exchange; and

                    (l) The Trust and the Guarantor shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for Designated Securities certificates of officers or Administrative Trustees of the Trust (as defined in the Trust Agreement), as applicable, of the Guarantor and the Trust, satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Trust and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Trust and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as the Representatives may reasonably request.

          8. (a)  The Trust and the Guarantor,  jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each such Underwriter or such controlling person for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by it or them in connection with defending against any such losses, claims, damages or liabilities, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Guarantor shall have furnished any amendments or supplements thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to any such losses, claims, damages or liabilities arising out of or based upon (i) any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by any of the Underwriters for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof or (ii) the failure of any Underwriter to deliver (either directly or through the Representatives) a copy of the Prospectus (excluding the documents incorporated therein by reference), or of the Prospectus as amended or supplemented after it shall have been amended or supplemented by the Guarantor (excluding the documents incorporated therein by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter and to whom any Designated Securities shall have been sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.

               (b) Each of the Underwriters, severally and not jointly, agrees to indemnify and hold harmless the Trust and the Guarantor, each of their officers who signs the Registration Statement, each of their directors, each person who controls the Trust or the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each other Underwriter and each person, if any, who so controls such other Underwriter, from and against any and all losses, claims, damages or liabilities, joint or several, to which any one or more of them may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each of them for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with defending against any such losses, claims, damages or liabilities of the character above specified arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment to the Registration Statement or amendment or supplement to the Prospectus or upon any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by such Underwriter for use in the Registration Statement or the
          Prospectus or any amendment or supplement to either thereof or (ii) the failure of such Underwriter, due to the negligence of such Underwriter, to deliver (either directly or through the Representatives) a copy of the Prospectus (excluding the documents incorporated therein by reference), or of the Prospectus as amended or supplemented after it shall have been amended or supplemented by the Guarantor (excluding the documents incorporated therein by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter and to whom any Designated Securities shall have sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.

               (c)  Promptly  after  receipt by a party  indemnified  under this
          Section 8 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against a party granting an indemnity under this Section 8 (the "indemnifying party"), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof (thereby conceding that the action in question is subject to indemnification by the indemnifying party), with counsel reasonably satisfactory to such indemnified party, and shall pay the fees and disbursements of such counsel related to such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and representation of both parties would be inappropriate due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by the Representatives in the case of subsection (a), representing the indemnified parties under subsection
          (a) who are parties to such action and that all such fees and expenses shall be reimbursed as they are incurred) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that such liability shall be only in respect of the counsel referred to in clause (i) or (ii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               (d) If the indemnification provided for in this Section 8 shall be unenforceable under applicable law by an indemnified party, the Trust and the Guarantor, jointly and severally, agree to contribute to such indemnified party with respect to any and all losses, claims, damages and liabilities for which such indemnification provided for in this Section 8 shall be unenforceable, in such proportion as shall be appropriate to reflect the relative fault of the Trust and the Guarantor on the one hand and the indemnified party on the other hand in connection with the statements or omissions which have resulted in such losses, claims, damages and liabilities, as well as any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Trust or the Guarantor if the Trust or the Guarantor, respectively, is not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust or the Guarantor or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Trust, the Guarantor and each of the Underwriters agree that it would not be just and equitable if contribution pursuant to this subparagraph were to be determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

               (e) The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

               (f) The indemnity and contribution  agreements  contained in this
          Section 8 and the representations and warranties of the Trust and the Guarantor in the Underwriting Agreement shall remain operative and in full force regardless of (i) any termination of the Underwriting Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Trust or the Guarantor, their directors or officers or any person controlling the Trust or the Guarantor and (iii) acceptance of and payment for any of the Designated Securities.

               9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within twenty-four hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Trust and the Guarantor shall be entitled to a further period of twenty-four hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Trust and the Guarantor that they have so arranged for the purchase of such Designated Securities, or the Trust or the Guarantor notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Trust and the Guarantor shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Trust and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which may be required in the opinion of counsel for the Guarantor. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

               (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Trust and the Guarantor as provided in subsection (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Designated Securities to be purchased at the respective Time of Delivery, then the Trust and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

               (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Trust and the Guarantor as provided in subsection (a) above, the aggregate number of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate number of Designated Securities to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Trust and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Trust or the Guarantor, except for the expenses to be borne by the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

               10. The respective indemnities, agreements, representations, warranties and other statements of the Trust, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust, the Guarantor or any officer, trustee or director or controlling person of the Trust or the Guarantor, and shall survive delivery of and payment for the Securities.

               11. If any  Pricing  Agreement  shall be  terminated  pursuant to
Section 9 hereof, neither the Trust nor the Guarantor shall then be under any liability to any Underwriter with respect to the Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if any Pricing Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Trust or the Guarantor to comply with the terms or to fulfill any of the conditions of the Pricing Agreement (excluding those conditions set forth in Section 7(j) hereof), or if for any reason the Trust or the Guarantor shall be unable to perform its obligations under the Pricing Agreement, the Trust and the Guarantor will reimburse the Underwriters or such Underwriters who have so terminated the Pricing Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of Underwriters' counsel) reasonably incurred by such Underwriters in connection with the Pricing Agreement or the offering contemplated thereunder. Neither the Trust nor the Guarantor shall in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits.

               12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

               All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Trust or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Trust or the Guarantor, respectively, set forth in the Registration Statement,
Attention: Secretary; provided, however that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Trust and the Guarantor by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

               13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers, trustees and directors of the Guarantor and the Trust and each person who controls the Trust, the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

               14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

               15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

               If the foregoing is in accordance with your understanding, please sign and return to us __________ counterparts hereof.

                                        Very truly yours,

                                        Central Power and Light Company


                                         By:
                                            Name:
                                            Title:



                                        CPL Capital I


                                        By: Central Power and Light Company, as
                                            Depositor



                                        By:
                                            Name:
                                            Title:

Accepted as of the date hereof:
Goldman, Sachs & Co.
[Names of Co-Representatives]



By:
        (Goldman, Sachs & Co.)
        On behalf of each of the Underwriters


                                                                      ANNEX I



                                Pricing Agreement



Goldman, Sachs & Co.,
[Names of Co-Representative(s),]
  As Representatives of the several
  Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street
New York, New York  10004



Ladies and Gentlemen:

               CPL Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust") and Central Power and Light Company, a Texas corporation (the "Guarantor"), each proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ________, 1997 (the "Underwriting Agreement"), among the Trust and the Guarantor on the one hand and Goldman, Sachs & Co. [and (names of Co-Representatives named therein)] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

               An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

               Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

               If the foregoing is in accordance with your understanding, please sign and return to us _________ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Trust and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Trust and the Guarantor for examination but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                   Very truly yours,

                                   CPL Capital I



                                   By:
                                        Name:
                                        Title:


                                   Central Power and Light Company



                                   By:
                                        Name:
                                        Title:


Accepted as of the date hereof:

Goldman, Sachs & Co.
[Name(s) of Co-Representative(s)]

By:
     (Goldman, Sachs & Co.)
       On behalf of each of the Underwriters



                                   SCHEDULE I



                         Underwriter                   Number of
                                                       Designated Securities
                                                       to be Purchased

Goldman, Sachs & Co.

[Name(s) of Co-Representative(s)]

[Names of other Underwriters]

Total





                                   SCHEDULE II

Title of Designated Securities:

Number of Designated Securities:

Initial Offering Price to Public:
         [$___ per Preferred Security] [formula]

Purchase Price by Underwriters:
         [$____ per Preferred Security][Formula]

[Commission Payable to Underwriters:
$_________ per Preferred Security in Federal (same day) Funds [by wire transfer]]

Form of Designated Shares:

[Definitive form, to be made available for checking [and packaging] at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

[Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian for trading in the Same Day Funds Settlement System of DTC, and to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified Funds for Payment of Purchase Price:

[Federal (same day) Funds [by wire transfer]]

[Describe any blackout provisions with respect to the Designated Securities]

Time of Delivery:

____ a.m. (New York City time), _________, 19___

Closing Location:

Milbank, Tweed, Hadley & McCloy
1 Chase Manhattan Plaza
New York, New York  10005

Names and addresses of Representatives:

         Designated Representatives
         Address for Notices, etc.:

[Other Terms]*:

























__________________________
* A description of particular tax, accounting or other unusual features (including any event risk provisions) of the Designated Securities should be set forth, or referenced to an attached or accompanying description, if necessary, to ensure agreement as to the terms of the Designated Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.




                                                                 ANNEX II(a)

                       Form of Opinion of Sidley & Austin




Goldman, Sachs & Co.
[Names of Co-Representatives]
c/o Go dman, Sachs & Co.
as Representatives of the Several Underwriters
85 Broad Street
New York, New York 10004

                  Re:      CPL Capital I   % Cumulative Quarterly
                           Income Preferred Securities, Series

Dear Ladies and Gentlemen:

                  We address this opinion to you individually and as Representatives of the Underwriters (the "Underwriters") named in Schedule I to the Pricing Agreement dated _________, 1997 (the "Pricing Agreement") among you, as such Representatives, Central Power and Light Company, a Texas corporation (the "Guarantor"), and CPL Capital I, a statutory business trust organized under the Business Trust Act of the State of Delaware (the "Trust" and, together with the Guarantor, the "Offerors"), with respect to the issuance and sale pursuant thereto and to the Underwriting Agreement dated [ ] _________, 1997 (together with the Pricing Agreement, the "Underwriting Agreement"), among you, as such Representatives, and the Offerors of $___________ in aggregate liquidation amount of the ____% Cumulative Quarterly Income Preferred Securities, Series [__] ($25 liquidation preference per security), of the Trust (the "Securities"). The Securities are being issued under the Amended and Restated Trust Agreement dated as of ________, 1997 (the "Trust Agreement") among the Guarantor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein. Capitalized terms not defined herein have the meanings specified in the Underwriting Agreement.

                  As counsel for the Underwriters, we have, among other things, participated with officers and representatives of the Guarantor, including its counsel and independent public accountants, and representatives of the Underwriters in the preparation of the Offerors' Registration Statement on Form S-3 (Registration No. 333- ________), filed on ________, 1997 with the
Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), which registration statement became effective on __________, 1997. Such registration statement at the time it became effective (including all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the date hereof (the "Incorporated Documents")), is hereinafter called the "Registration Statement." The Offerors' Prospectus Supplement dated __________, 1997, which was filed with the Commission on ________, 1997, together with the Prospectus dated _________, 1997 (including the Incorporated Documents) included in the Registration Statement, are hereinafter collectively called the "Prospectus."

                  Pursuant to Section 7(b) of the Underwriting Agreement, this will advise you that in the opinion of the undersigned, as counsel for the
Underwriters:

                  1. The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas.

               2. Each of the Underwriting Agreement and the Pricing Agreement has been duly authorized, executed and delivered by the Guarantor and by the Guarantor as Depositor on behalf of the Trust;

                  3. The Indenture and the [First] Supplemental Indenture dated as of ________, 1997 and as of _________, 1997, respectively (collectively the "Indenture"), between the Guarantor and The Bank of New York, as trustee (the "Indenture Trustee"), under which $________ aggregate principal amount of the Guarantor's __% Junior Subordinated Deferrable Interest Debentures, Series ___ (the "Subordinated Debentures") are being issued on the date hereof, have been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  4. The Indenture has been duly authorized, executed and delivered by the Guarantor and, assuming the Indenture has been duly authorized, executed and delivered by the Indenture Trustee, constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus;

                  5. The Guarantee Agreement dated as of ______, 1997 (the "Guarantee") between the Guarantor and The Bank of New York, as trustee (the "Guarantee Trustee"), has been duly qualified under the Trust Indenture Act.

                  6. The Guarantee has been duly authorized, executed and delivered by the Guarantor and, assuming the Guarantee has been duly authorized, executed and delivered by the Guarantee Trustee, constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms; and the Guarantee conforms in all material respects to the description thereof contained in the Prospectus.

                  7. The Subordinated Debentures have been duly authorized, executed and delivered by the Guarantor and, when authenticated, issued and delivered as specified in or pursuant to the Indenture against payment of the agreed consideration therefor as provided in __________, will constitute valid and legally binding obligations of the Guarantor enforceable against the Guarantor in accordance with their respective terms and will be entitled to the benefits provided by the Indenture; and the Subordinated

Debentures conform in all material respects to the description thereof contained in the Prospectus.

                  8. The Securities conform in all material respects to the description thereof contained in the Prospectus and are entitled to the benefits provided by the Trust Agreement.

                  9. The statements contained in the Prospectus under the captions "Description of the Preferred Securities," "Description of the Guarantees," "Description of the Debentures," "Certain Terms of the Series __ Preferred Securities," "Certain Terms of the Series __ Guarantee," "Certain Terms of the Series __ Debentures" and "Relationship Among the Preferred Securities, the Debentures and the Guarantees," insofar as such statements purport to constitute a summary of the terms of the securities therein described, fairly summarize the terms of such securities.

                  10. The statements set forth in the Prospectus under the captions "Underwriting" and "Plan of Distribution," insofar as they purport to describe the provisions of the laws or documents referred to therein, fairly summarize the terms of such provisions.

                  11. The Registration Statement has become effective under the Act; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under the Act.

                  12. The Registration Statement, as of its effective date, and the Prospectus, as of its issue date and the date hereof (except, in each case, for the financial statements, financial data and supporting schedules included or incorporated by reference therein and for the Specified Information, as to none of which we express any opinion), complied and complies as to form in all material respects with the Act and the rules and regulations of the Commission promulgated thereunder. The term "Specified Information" means the following information which has been included or incorporated by reference in the Registration Statement and the Prospectus: _____________________.

                  13. The Trust is not an "investment company" or an entity "controlled" by an "investment company" required to be registered under the 1940 Act.

                  14. The order of the Commission dated ________, 1997, in File No. ________, issued under the Public Utility Holding Company Act of 1935, as amended, relating, among other things, to the creation of the Trust, the issuance and sale of the Securities by the Trust, the issuance and sale of the Subordinated Debentures by the Guarantor and the execution, delivery and performance of the Guarantee (being the order of the Commission referred to in subsection (s) of Section 2 of the Underwriting Agreement) has been entered and, to our knowledge, is still in full force and effect. Except for the effectiveness of the Registration Statement, no other approval, authorization, consent, certificate or order of any commission or regulatory authority of the United States of America is necessary with respect to the issuance and sale of the

Registered Securities by the Offerors as contemplated by the Underwriting Agreement and the Prospectus.

                  In the course of the preparation of the Registration Statement and the Prospectus, we have considered the information set forth therein in light of the matters required to be set forth therein, and, as noted above, we have participated in conferences with officers and representatives of the Guarantor, including its counsel and independent public accountants, and your representatives, during the course of which the contents of the Registration Statement and the Prospectus and related matters were discussed. We have not independently checked the accuracy or completeness of, or otherwise verified, and, accordingly, are not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus; and we have relied as to materiality, to the extent we may properly do so in the discharge of our professional responsibilities, upon the judgment of officers and representatives of the Guarantor. However, as a result of such consideration and participation, nothing has come to our attention which causes us to believe that the Registration Statement (other than the financial statements, financial data and supporting schedules included or incorporated by reference therein and the Specified Information, as to which we express no belief), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements, financial data and supporting schedules included or incorporated by reference therein and the Specified Information, as to which we express no belief), at the time the Registration Statement became effective and at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  For the purpose of rendering the foregoing opinions and statements, we have relied, as to various questions of fact material to such opinions and statements, upon the representations made in the Underwriting Agreement and the Pricing Agreement and upon certificates of officers of the Guarantor. We also have examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other statements of government officials and other instruments, have examined such questions of law and have satisfied ourselves as to such matters of fact as we have considered relevant and necessary as a basis for such opinions. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons and the conformity with the original documents of any copies thereof submitted to us for our examination.

                  Except as otherwise stated in the third sentence of this paragraph, this opinion is limited to the laws of the State of New York and the federal laws of the United States of America. We have examined copies of the Guarantor's Articles of Incorporation, as amended to date, and its currently effective By-laws and certificates issued by the Secretary of State and the Comptroller of Public Accounts of the State of Texas on ___________, 1997. Notwithstanding such examination, we have relied, with your consent, as to the incorporation of the Guarantor and as to all other matters covered by this letter on the opinion dated and delivered to you this date of Vinson & Elkins L.L.P., subject to the exceptions, qualifications and limitations therein expressed.

                  Any opinion or statement herein which is expressed to be "to our knowledge" or is otherwise qualified by words of like import means that the lawyers in this firm who have had an involvement in the preparation of the Registration Statement and the Prospectus and the transactions contemplated by the Underwriting Agreement have no current conscious awareness of any facts or information contrary to such opinion or statement.

                  The opinions expressed in paragraphs 4, 6 and 7 with respect to the enforceability of the documents therein referenced are subject to the qualification that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
                  This letter is being delivered solely for the benefit of the persons to whom it is addressed; accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent. We assume no obligation to update this opinion after the date hereof.


                                Very truly yours,

          ANNEX II(b)




                  Form of Opinion of Richards, Layton & Finger



                                              _______ __, 1997






Goldman, Sachs & Co.
[Names of Co-Representatives]
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004


                  Re:      CPL Capital I

Ladies and Gentlemen:

                  We have acted as special Delaware counsel for Central Power and Light Company, a Texas corporation (the "Company"), and CPL Capital I, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

                  For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                           The Certificate of Trust of the Trust, dated as of
______ __, 1997 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on _______ __, 1997;


                           The Trust Agreement of the Trust, dated as of
January __, 1997, between the Company and the trustees of the Trust named therein (collectively, the "Trustees"), as amended and restated pursuant to an Amended and Restated Trust Agreement of the Trust, dated as of ________ __, 1997, among the Company, the

Goldman, Sachs & Co.
[Names of Co-Representatives]
_________ __, 1997
Page 2


Trustees and the holders, from time to time, of the undivided beneficial interests in the assets of the Trust (including the Exhibits C and E thereto) (collectively, the "Trust Agreement");

                     (c) The Underwriting Agreement and the Pricing Agreement, each dated as of January __, 1997 (collectively, the "Underwriting Agreement"), among the Trust, the Company and the Underwriters named therein;

                     (d) The Prospectus dated January __, 1997, as supplemented by the Prospectus Supplement dated ________ __, 1997 (collectively, the "Prospectus"), relating to the ____% Cumulative Quarterly Income Preferred Securities, Series A, of the Trust representing undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"); and

                     (e) A Certificate of Good Standing for the Trust, dated ________ __, 1997, obtained from the Secretary of State.

                  Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

                  For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                  With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                  For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, and termination of the Trust, and

Goldman, Sachs & Co.
[Names of Co-Representatives]
_________ __, 1997
Page 3


that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation, due formation or due organization, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (iii) the legal capacity of each signatory to the documents examined by us, (iv) except to the extent set forth in paragraph 4 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents,
(v) except to the extent provided in paragraph 5 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Securities Certificate and the payment for the Preferred Security acquired by it, in accordance with the Trust Agreement and the Prospectus, and
(vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Trust Agreement and the Prospectus,
(viii) the receipt by the Person (the "Common Security Holder") to whom a Common Security of the Trust representing common undivided beneficial interests in the assets of the Trust (each, a "Common Security" and collectively, the "Common Securities") (the Preferred Securities and the Common Securities being hereinafter collectively referred to as "Trust Securities") is to be issued by the Trust of a Common Securities Certificate for the Common Security and the payment for the Common Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, (ix) that the Common Securities are issued and sold to the Common Security Holder in accordance with the Trust Agreement, and as described in the Underwriting Agreement, (x) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and filing documents with the Secretary of State) or employees in the State of Delaware, and (xi) that the Trust is treated as a grantor trust for federal income tax purposes. We have not participated in the preparation of the Prospectus and assume no responsibility for its contents

                  This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Goldman, Sachs & Co.
[Names of Co-Representatives]
_________ __, 1997
Page 4


     Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions as set forth herein, we are of the opinion that:

               1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

               2. Under the Trust Agreement and the Delaware Business Trust Act, the Trust has the trust power and authority to own its properties and conduct its business, all as described in the Prospectus.

               3. The Trust Agreement constitutes a legal, valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

               4. Under the Trust Agreement and the Delaware Business Trust Act, the Trust has the power and authority to (A) execute and deliver, and to perform its obligations under, the Underwriting Agreement, and (B) issue and perform its obligations under the Trust Securities.

               5. Under the Trust Agreement and the Delaware Business Trust Act, the execution and delivery by the Trust of the Underwriting Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

               6. The Preferred Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement (subject to the terms of the Trust Agreement). The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated, pursuant to the Trust Agreement, (A) to provide indemnity and/or security in connection with and pay

Goldman, Sachs & Co.
[Names of Co-Representatives]
_________ __, 1997
Page 5


taxes or governmental charges arising from transfers or exchanges of Preferred Securities Certificates and the issuance of replacement Preferred Securities Certificates, and (B) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

               7. The Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued undivided beneficial interests in the assets of the Trust.

               8. Under the Trust Agreement and the Delaware Business Trust Act, the issuance of the Trust Securities is not subject to preemptive rights.

               9. The issuance and sale of the Trust Securities by the Trust, the execution and delivery by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and compliance by the Trust with its obligations under the Underwriting Agreement do not violate (A) any of the provisions of the Certificate or the Trust Agreement or (B) any applicable Delaware law or Delaware administrative regulation.

               10. No authorization, approval, consent or order of any Delaware court or any Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Trust Securities.

               11. The Preferred Security Holders (other than those Preferred Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

     The opinions expressed in paragraph 3 above are subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

Goldman, Sachs & Co.
[Names of Co-Representatives]
_________ __, 1997
Page 6


                  We consent to your relying as to matters of Delaware law upon this opinion in connection with the Purchase Agreement. We also consent to Milbank, Tweed, Hadley & McCloy and Sidley & Austin's relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them on the date hereof pursuant to the Underwriting Agreement. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                                     Very truly yours,


CDK/JLJ

ANNEX II(c)



                    Form of Milbank, Tweed, Hadley & McCloy
                                 Opinion Letter


                                                   [-----------], [----]



Goldman, Sachs & Co.
[-------------------]
c/o  Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

                  Re:  CPL Capital I
                           [     ]% Cumulative Quarterly Income Preferred
                           Securities, Series A

Ladies and Gentlemen:

                  We have acted as special counsel to Central Power and Light Company, a Texas corporation (the "Company"), and CPL Capital I, a statutory business trust formed under the laws of the State of Delaware ("CPL Capital"), in connection with the purchase by you, severally, from CPL Capital, pursuant to the Underwriting Agreement and related Pricing Agreement, each dated [__________], [____] (together, the "Underwriting Agreement"), among you, CPL Capital and the Company, of [_________] [____]% Cumulative Quarterly Income Preferred Securities, Series A ("Preferred Securities"). The Preferred Securities will be issued pursuant to the Amended and Restated Trust Agreement of CPL Capital, dated as of [__________], [____] (the "Trust Agreement"), among the Company, as depositor, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee") and Wendy G. Hargus and R. Russell Davis, as administrative trustees (the "Administrative Trustees"). In connection with the issuance by CPL Capital of the Preferred Securities, CPL Capital is to purchase from the Company, as contemplated in the Underwriting Agreement, Junior Subordinated Deferrable Interest Debentures, [____]% Series due [____], in the principal amount of $[_________] (the "Junior Subordinated Debentures"). The Junior Subordinated Debentures are to be issued under and pursuant to the Indenture, dated as of [_________], [____] (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"), and the related Supplemental Indenture dated [_________], [____]. Also in connection with the issuance by CPL Capital of the Preferred Securities, the Company will guarantee (the "Guarantee") the Preferred Securities to the extent set forth in a Guarantee Agreement dated as of [______], [____], between the Company and The Bank of New York, as trustee (the "Guarantee Agreement"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.
                  We have examined originals, or copies certified to our satisfaction, of such corporate records of the Company and such trust records of CPL Capital, indentures, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and of CPL Capital and other documents as we have deemed it necessary to require as a basis for the opinions hereinafter expressed. In our examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by the Company, CPL Capital, officers of the Company, the Property Trustee, the Delaware Trustee and the Administrative Trustees and other appropriate persons and statements contained in the Registration Statement hereinafter mentioned.
                  In addition, we attended the closing held today at our offices, during the course of which (i) CPL Capital delivered the Preferred Securities to your representatives at the office of The Depository Trust Company, 55 Water Street, New York, New York, for your several accounts, in accordance with the Underwriting Agreement, against payment therefor and (ii) the Company caused the Junior Subordinated Debentures to be delivered to CPL Capital, against payment thereof.

                  Based upon the foregoing, and having regard to legal considerations which we deem relevant, we are of the opinion that:
                  1. The Company is a corporation validly existing under the laws of the State of Texas.

                  2. The Underwriting Agreement has been duly authorized, executed and delivered by each of CPL Capital and the Company.

                  3. The Registration Statement (Nos. [__________] and [____________]) on Form S-3, as amended, with respect to the Preferred Securities, the Junior Subordinated Debentures and the Guarantee (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), has become effective and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending under the Act. The Prospectus, dated [_____________], 1997, as amended by the Prospectus Supplement, dated [____________], 1997 (the "Prospectus"), including all documents incorporated by reference therein pursuant to the requirements of Form S-3 under the Act, constituting a part thereof, may lawfully be used for the purposes specified in the Act in connection with the offer and sale of the Preferred Securities in the manner therein specified, subject to compliance with the provisions of "blue sky" or securities laws of certain States in connection with the offer for sale or sale of the Preferred Securities in such States.

                  4. The Registration Statement and the Prospectus, including all documents incorporated by reference pursuant to the requirements of Form S-3 under the Act (other than financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which we express no opinion or belief), as of their respective effective or issue dates complied as to form, in all material respects, with the requirements of the Act (or, where appropriate, the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and to the applicable rules and regulations of the Commission under each such statutes.

                  5. The statements under "Description of Preferred Securities", "Description of Guarantees", "Description of Junior Subordinated Debentures", "Description of Corresponding Junior Subordinated Debentures", "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures and the Guarantees" and "Plan of Distribution" in the Prospectus, insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings, and fairly summarize the matters referred to therein in all material respects.

                  6. The order of the Commission, dated [____________], [____], in File No. 70-[_________], under the Public Utility Holding Company Act of 1935, as amended, relating to the offer and sale by CPL Capital of the Preferred Securities, the sale by the Company of the Junior Subordinated Debentures and the issuance by the Company of the Guarantee (being the order of the Commission referred to in paragraph
         (s) of Section 2 of the Underwriting Agreement) has been duly entered by the Commission and, to our knowledge, remains in full force and effect. No further authorization, approval, consent or order of any Federal governmental body or regulatory authority is required for the authorization of the issuance or sale of the Junior Subordinated Debentures and Preferred Securities and the undertaking of the Company of the Guarantee in conformity with the order by the Company pursuant to the terms of the Underwriting Agreement, except for (i) the registration under the Act of the Preferred Securities, the Guarantee and the Junior Subordinated Debentures and (ii) the qualification of the Indenture, Trust Agreement and Guarantee Agreement under the Trust Indenture Act of 1939, as amended.

               7. The Guarantee Agreement has been duly and validly authorized by all necessary corporate action of the Company and has been duly and validly executed and delivered by the Company, and the Guarantee constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforceability of creditors' rights and
          (b) that enforceability may be limited by the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedies and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

                  8. The Indenture, the Trust Agreement and the Expense Agreement have been duly and validly authorized by all necessary corporate action of the Company, have been duly and validly executed and delivered by the Company, and are valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (a) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforceability of creditors' rights and (b) that enforceability may be limited by the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedies and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

                  9. Each of the Indenture, the Trust Agreement and the Guarantee Agreement have been duly qualified under the Trust Indenture Act of 1939, as amended.

                 10. The issue and sale of the Junior Subordinated Debentures by the Company as contemplated by the Underwriting Agreement have been duly authorized by all necessary corporate action. The Junior Subordinated Debentures, when duly executed, authenticated and delivered to CPL Capital, against payment to the Company of the agreed consideration therefor, will be (subject to the qualifications stated in paragraph 8 above) valid and binding obligations of the Company and are entitled to the benefits afforded by the Indenture in accordance with the terms of the Indenture and the Junior Subordinated Debentures.

                  11. To our knowledge, there are no legal or governmental proceedings pending or threatened to which the Company is a party which are required to be disclosed in the Prospectus, other than those disclosed therein; and, to our knowledge, there are no contracts or documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described therein or filed therewith.

                  12. Neither CPL Capital nor the Company is an "investment company" nor an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                  The Registration Statement was filed on Form S-3 under the Act and, accordingly, the Prospectus does not necessarily contain a current description of the Company's business and affairs since Form S-3 provides for the incorporation by reference of certain documents filed with the Commission which contain descriptions as of various dates. We participated in the preparation of the Registration Statement and Prospectus and we have reviewed certain documents filed by the Company under the Exchange Act, which are incorporated by reference in the Prospectus (such documents listed in the Prospectus as being incorporated by reference are herein called the "Incorporated Documents"). Although we have not independently verified the accuracy, completeness or fairness of the statements contained therein or in the Incorporated Documents, none of the foregoing disclosed to us any information which gave us reason to believe that the Registration Statement and the Incorporated Documents, considered as a whole on the effective date of the Registration Statement, contained or contain any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus and the Incorporated Documents, considered as a whole on the date hereof, contained or contain any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. Except as set forth in paragraphs 3 and 4 above, we express no opinion as to any document filed by the Company under the Exchange Act, whether prior or subsequent to such effective date, except to the extent that such documents are Incorporated Documents read together with the Registration Statement or the Prospectus and considered as a whole, nor do we express any opinion as to the operating statistics, financial statements or other financial data included in or omitted from, or incorporated by reference in, the Registration Statement, the Prospectus or the Incorporated Documents.
                  In rendering the opinions hereinabove expressed, we have relied, with your permission, subject to the assumptions, qualifications or limitations therein, upon the opinion of Vinson & Elkins, special Texas counsel to the Company as to all matters of Texas law, and upon the opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Company and CPL Capital, to the extent that Delaware law other than the General Corporation Law of the State of Delaware, including Delaware trust law, is concerned, furnished pursuant to paragraphs (c) and (e), respectively, of Section 7 of the Agreement.

     We are members of the bar of the State of New York and we do not express any opinion as to matters governed by any laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America, and, with your consent as set forth above, and solely in reliance upon opinion of special counsel to the Company and CPL Capital, the laws of the State of Delaware (other than the General Corporation Law) and Texas.

                                   Very truly yours,


RBW/DBB/JMH

ANNEX II(d)


                        Form of Vinson & Elkins L.L.P.
                                 Opinion Letter

 (214) 220-7716
 (214) 220-7700

                                                       ___________ __, 1997


Goldman, Sachs & Co.
[Names of Co-Representatives]
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

         We have acted as special Texas counsel to Central Power and Light Company, a Texas corporation (the "Company"), in connection with the proposed public offering by the Company from time to time of up to $150 million aggregate principal amount of the Company's Junior Subordinated Debentures (the "Subordinated Debentures") to be issued in one or more series pursuant to an indenture between the Company and The Bank of New York, as Trustee (the "Indenture"), and the proposed issuance and sale by CPL Capital I and CPL Capital II, each a business trust created under the laws of the State of Delaware (collectively, the "Issuer Trusts"), from time to time in one or more series, not to exceed $150 million, of their preferred securities, representing preferred undivided beneficial interests in the assets of such Issuer Trusts (the "Preferred Securities") This opinion is being furnished to you pursuant to Paragraph 7(e) of the Underwriting Agreement dated , 1997, between CPL Capital I, the Company and Goldman, Sachs & Co. and , as Representatives of the several Underwriters. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

         We have examined originals or certified copies of all such corporate records of the Company, indentures, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and other documents that we considered necessary and proper in order to render the opinions hereinafter expressed. In our examination we have assumed the genuineness of all signatures, the accuracy and completeness of all documents submitted to us, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies. As to factual matters material to the opinions herein stated, we have relied to the extent we deem such reliance proper upon certificates given or representations made by public officials and duly authorized representatives of the Company.

Goldman, Sachs & Co., et. al.
                        , 1997
Page 2

         Based upon the foregoing, and subject to the qualifications hereinafter set forth, we are of the opinion that:

               1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Texas. The Company has the corporate power and authority to own its property and conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the financial condition, result of operations or business of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

               2. The Company is a public utility (as defined in the Public Utility Regulatory Act ("PURA") of the State of Texas), duly authorized by its Restated Articles of Incorporation, filed with the Secretary of State of the State of Texas on January 30, 1990, as amended through the date hereof, to conduct the business of generating and supplying gas, electric light and motor power to the public. The Company is authorized under the laws of the State of Texas to operate as an electric utility (as defined in PURA) in the areas of the State of Texas in which it currently does so, except where the failure to be so authorized would not have a Material Adverse Effect.

               3. The Company has valid and subsisting municipal franchises, licenses or permits authorizing it to operate as an electric utility in all of the municipalities listed on Exhibit A hereto (which municipalities the Company has certified to us are all the municipalities served by it from which the Company derives a material amount of electric operating revenues) wherein such a franchise, license or permit is required.

               4. Except as set forth in the Prospectus, including documents incorporated by reference therein, to our knowledge, there is no litigation or other legal proceeding pending or threatened in the State of Texas to which the Company is a party or to which property of the Company is subject that might reasonably be expected to result in a Material Adverse Effect.

               5. No approval, authorization, consent, certificate or order of any state governmental body or regulatory authority of the State of Texas is necessary in connection with the issuance and sale of the Securities or the issuance of the Subordinated Debentures and the Guarantee as contemplated by the Underwriting Agreement and the Prospectus, except as may be required by the "blue sky" or securities laws or regulations of the State of Texas.
               6. Each of the Underwriting Agreement and the Pricing Agreement has been duly authorized, executed and delivered by the Company.

               7. Each of the Guarantee Agreement, the Trust Agreement, the Indenture and the Expense Agreement (together the "Guarantor Agreements") has been duly authorized, executed and

Goldman, Sachs & Co., et. al.
                        , 1997
Page 3

delivered by the Company and the Guarantee has been duly authorized and, when issued and delivered pursuant to the Underwriting Agreement, will have been duly executed, issued and delivered.

               8.  The  Subordinated   Debentures  have  been  duly  authorized,
executed and delivered by the Company.

               9. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Pricing Agreement and each of the Guarantor Agreements and the issuance by the Company of the Guarantee and the Subordinated Debentures will not result in a breach of any provision of the Restated Articles of Incorporation or bylaws of the Company or, to our knowledge, any agreement or instrument to which the Company is a party that is material to the Company or, to our knowledge, result in a violation of any provision of applicable law of the State of Texas (provided that no opinion is expressed with respect to the indemnification provision in the Underwriting Agreement insofar as public policy considerations may affect the performance thereof) or any judgment, decree or order applicable to the Company of any governmental body or agency of the State of Texas or any court having jurisdiction over the Company in the State of Texas.

         With respect to the opinions contained in paragraph 1. above regarding the valid existence of the Company, we have relied solely upon (i) certificates provided by officials of the State of Texas or (ii) telegraphic or oral confirmation therefrom where such certificates were unavailable as of the date hereof.

         With respect to the opinions contained in paragraph 3. above, we have relied solely upon certificates of officers of the Company and searches as of recent dates of our files, the Company's records and court records of the following courts: The state district courts for Dallas County, Travis County, Matagorda County and Nueces County, Texas; and the federal district courts for the Southern District (Corpus Christi and Galveston Divisions) of Texas and the Northern District (Dallas Division) of Texas.

         With respect to the opinions contained in paragraph 9. above, we have relied solely upon certificates of officers of the Company as to which agreements and instruments are material to the Company.

         We are licensed to practice law in the State of Texas and do not hold ourselves out to be experts on the laws of any jurisdiction other than the State of Texas. We express no opinion with regard to any matter which may be governed by the laws of any state or other jurisdiction (including the United States of America) other than the State of Texas.

         This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters herein expressly stated.

Goldman, Sachs & Co., et. al.
                        , 1997
Page 4


         Except as provided otherwise in a written consent signed by us, the opinions expressed herein are for the sole benefit of, and may only be relied upon by, you, your counsel and Milbank, Tweed, Hadley & McCloy, special counsel for the Company, and the opinions herein expressed are not to be used, circulated, quoted or otherwise referred to in any manner other than as specifically provided in the Underwriting Agreement, or by or to any other person.

                                                     Very truly yours,

                                                     EXHIBIT A

MUNICIPALITIES

Alice
Bay City
Beeville
Corpus Christi
Del Rio
Eagle Pass
Edinburg
Harlingen
Ingleside
Kingsville
Laredo
McAllen
Mission
Pharr
Rockport
Uvalde
Victoria
Weslaco

                                                                  Annex II(e)
                        Form of Christy & Viener Opinion
                    to be delivered pursuant to section 7(f)




Goldman, Sachs & Co.
[Names of Co-Representative(s)]
  As Representatives of the several
  Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

                  We have acted as special tax counsel to Central Power and Light Company, a Texas corporation (the "Company) and CPL Capital I, a Delaware statutory business trust (the "Trust") in connection with the offering by the Trust of its Cumulative Quarterly Income Preferred Securities, Series A (the "Series A Preferred Securities"), as described in the Registration Statement on Form S-3 (the "Registration Statement"), filed by the Company, the Trust, and CPL Capital II, a Delaware statutory business trust, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. The Registration Statement includes the Prospectus and the Prospectus Supplement dated as of [ , 1997] (collectively, the "Prospectuses"), relating to such offering. Capitalized terms not defined herein have the meanings specified in the Prospectuses.

                  In rendering the opinions expressed below, we have examined the Prospectuses and such other documents as we have deemed relevant and necessary, including, without limitation, the Amended and Restated Trust Agreement, the Indenture, the Supplemental Indenture, and the Guarantee Agreement relating to the Series A Preferred Securities each dated as of [ , 1997]. Such opinions are conditioned, among other things, upon the accuracy and completeness of the facts, information and representations contained in the Prospectuses as of the date hereof. We have not undertaken any independent investigation of any factual matters set forth in the Prospectuses or such other documents. We have assumed that the transactions contemplated by the Prospectuses and such other documents will occur as provided therein. We have also assumed that the Series A Preferred Securities, when issued, will be rated not less than [ ] by Standard & Poor's Rating Services and [ ]by Moody's Investors Service, Inc.

                  We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity with original documents of all copies submitted to us for our examination. We have also assumed that all obligations imposed by such documents on the parties thereto are or will be enforceable, and have been or will be performed or satisfied in accordance with their terms. In addition, we have relied, with your consent, on the opinion of Richards, Layton & Finger with respect to the validity of the Series A Preferred Securities, the enforceability of the Amended and Restated Trust Agreement, and the formation of the Trust and on the opinion of Milbank, Tweed, Hadley & McCloy with respect to the validity of the Series A Debentures and the Series A Guarantee.

                  In rendering the opinions expressed below, we have considered the applicable provisions of the Internal Revenue Code of 1986, as amended the (the "Code"), regulations promulgated thereunder by the United States Treasury Department (the "Regulations"), pertinent judicial authorities, rulings of the Internal Revenue Service, and such other authorities as we have considered relevant. It should be noted that the Code, the Regulations, and such judicial decisions, administrative interpretations and other authorities are subject to change at any time and, in some circumstances, with retroactive effect, and any such change could affect the opinions stated herein.

                  Based upon and subject to the foregoing, we are of the opinion that:

                   (i) under current law, for United States federal income tax purposes (A) the Series A Debentures will constitute indebtedness of the Company and (B) the interest on the Series A Debentures will be deductible by the Company in accordance with section 163 of the Code and the Regulations promulgated thereunder, subject to any applicable limitations on the Company's ability to deduct interest on any of its indebtedness;

                  (ii) under current law, the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; accordingly, for United States federal income tax purposes, each beneficial owner of Series A Preferred Securities generally will be considered the owner of an undivided beneficial interest in the Series A Debentures, and will be required to include in its gross income its allocable share of any interest and original issue discount paid or accrued with respect to the Series A Debentures; and

                 (iii) the discussion set forth in the Prospectus Supplement under the caption "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" is a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

                  We assume no obligation to update or supplement this letter to reflect any facts or circumstances which may hereafter come to our attention with respect to the opinions expressed above, including any changes in applicable law which may hereafter occur.

                                Very truly yours,

ANNEX III


                      Form of letter of Arthur Andersen LLP
                    to be delivered pursuant to Section 7(e)


               Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

               (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder, and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

               (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or the Guarantor's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

               (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d) respectively, of Regulation S-K;

               (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                    (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                    (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                    (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                    (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                    (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenue or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period in the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

         All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including The documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement and to the Prospectus as amended or supplemented (including all documents incorporated by reference therein) for the purposes of the letter delivered either (i) on the effective date of any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement filed subsequent to the date of the Underwriting Agreement or (ii) at the Time of Delivery, as the case may be.




































--------
*QUIPS is a service mark of Goldman, Sachs & Co.